Income Tax - Schedule of Deferred Tax Assets (Details) - USD ($)	Oct. 31, 2025	Oct. 31, 2024	Oct. 31, 2023
Schedule of Deferred Tax Assets [Abstract]
Net operating losses carried forward in the PRC	$ 138,115	$ 85,404	$ 77,818
Allowance of expected credit loss	81,598	56,310	33,830
Allowance for inventory	1,759
Total	221,472	141,714	111,648
Less: Valuation allowance	(138,115)	(85,404)	(77,818)
Deferred tax assets, net	$ 83.357	$ 56,310	$ 33,830